SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 10, 2003
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-16725                     42-1520346
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
       of incorporation)                                  Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
                         (Registrant's telephone number,
                              including area code)

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

ITEM 9.  REGULATION FD DISCLOSURE

We are filing this Form 8-K in light of investor interest related to concerns expressed by other companies in the mortgage banking industry about the impact of the sharp rise in interest rates on loan production earnings, loan pipelines and hedges. We gave our third quarter guidance on August 4, factoring in the sharp rise in interest rates that had occurred. Therefore, we have no change at this time to the net income or operating earnings guidance provided for the third quarter with our earnings press release dated August 4, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.

                                    By:     /S/ THOMAS J. GRAF
                                            ------------------------------------
                                    Name:   Thomas J. Graf
                                    Title:  Senior Vice President - Investor
                                            Relations



Date:  September 10, 2003